Exhibit 99.1

EXECUTION COPY

SHAREHOLDERS AGREEMENT dated as of November 29, 2007 (this “Agreement”), among VeraSun Energy Corporation, a South Dakota corporation (“VeraSun”), and the individuals and other parties listed on Schedule A attached hereto (each, a “Shareholder” and, collectively, the “Shareholders”).

WHEREAS VeraSun, Host Acquisition Corporation, a South Dakota corporation and a wholly owned subsidiary of VeraSun (“Sub”), and US BioEnergy Corporation, a South Dakota corporation (“US BioEnergy”), propose to enter into an Agreement and Plan of Merger dated as of the date of this Agreement (as the same may be amended or supplemented, the “Merger Agreement”; terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Sub with and into US BioEnergy (the “Merger”) upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS each Shareholder owns the number of shares of US BioEnergy Common Stock set forth opposite such Shareholder’s name on Schedule A hereto (such shares of US BioEnergy Common Stock, together with any shares of US BioEnergy Common Stock and other voting securities of US BioEnergy acquired or held of record or beneficially owned by such Shareholder after the date of this Agreement being collectively referred to herein as the “Subject Shares” of such Shareholder; provided, that if at any time the aggregate total voting power of the securities that are Subject Shares of all the Shareholders shall not equal 33 percent of the Total Voting Power at such time, the number of Subject Shares in the aggregate will be deemed to be reduced or increased (as applicable) to a number representing 33 percent of the Total Voting Power at such time, and to effect such aggregate reduction or increase, the Subject Shares of each Shareholder shall be reduced or increased (as applicable) on a pro rata basis among all Shareholders (based on their relative beneficial ownership of shares of US BioEnergy Common Stock and other US BioEnergy voting securities that would be Subject Shares before giving effect to any reduction or increase pursuant to this proviso), in each case only so long as necessary to ensure that the total voting power represented by the Subject Shares is equal to 33 percent of the Total Voting Power. As used herein “Total Voting Power” at a given time shall mean the total voting power of all shares of US BioEnergy Common Stock and other voting securities of US BioEnergy outstanding at such time); and

WHEREAS as a condition to its willingness to enter into the Merger Agreement, VeraSun has requested that each Shareholder enter into this Agreement.

NOW, THEREFORE, to induce VeraSun to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the promises and the representations, warranties and agreements contained herein, the parties hereto agree as follows:

SECTION 1. Representations and Warranties of Each Shareholder. Except as specifically set forth in the disclosure schedule delivered to VeraSun by such Shareholder on the date of this Agreement, each Shareholder hereby, severally and not jointly, represents and warrants to VeraSun as follows:

(a) Organization; Authority; Execution and Delivery; Enforceability. Such Shareholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. To the extent that such Shareholder is an entity other than an individual, such Shareholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The execution and delivery of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of such Shareholder. This Agreement has been duly executed and delivered by such Shareholder and, assuming due authorization, execution and delivery by VeraSun, constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution and delivery by such Shareholder of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement, will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under, or result in the creation of any Lien (other than Liens created pursuant to this Agreement) on any properties or other assets of such Shareholder under, (i) any provision of any certificate of incorporation or by-laws or partnership agreement or the comparable organizational documents applicable to such Shareholder, (ii) any Contract applicable to such Shareholder or any of its properties or other assets or (iii) subject to the filings and other matters referred to in the following sentence of this Section 1(a), any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Shareholder or its properties or other assets, except in the case of each of clauses (ii) and (iii), as is not, individually or in the aggregate, reasonably likely to (x) impair the ability of such Shareholder to perform its obligations under this Agreement or (y) prevent or materially impede or delay the consummation of the transactions contemplated by this Agreement. No consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to such Shareholder in connection with the execution and delivery of this Agreement by such Shareholder or the consummation by such Shareholder of the transactions contemplated by this Agreement or the compliance by such Shareholder with the provisions of this Agreement, except for such filings under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement and except those which are not, individually or in the aggregate, reasonably likely to (x) impair the ability of such Shareholder to perform its obligations under this Agreement or (y) prevent or materially impede or delay the consummation of the transactions contemplated by this Agreement. No trust of which such Shareholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated by this Agreement, except for such consents which have been obtained prior to the date of this Agreement. If the Shareholder is an individual and is married and the Subject Shares of the Shareholder constitute community property or if spousal or other approval is required for this Agreement to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Shareholder’s spouse, enforceable against such spouse in accordance with its terms.

(b) The Subject Shares. Such Shareholder is the record and beneficial owner of (or is the trustee of a trust that is the record holder of, and whose beneficiaries are the beneficial owners of), and has good and marketable title to, the Subject Shares set forth opposite its name on Schedule A hereto, free and clear of any Liens (other than Liens created pursuant to the terms of this Agreement or arising under federal or state securities laws). Such Shareholder has the sole right to vote and Transfer (as defined below) the Subject Shares, and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of such Subject Shares, except as set forth in Section 3 of this Agreement.

SECTION 2. Representations and Warranties of VeraSun. VeraSun hereby represents and warrants to each Shareholder as follows: VeraSun has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by VeraSun and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of VeraSun. This Agreement has been duly executed and delivered by VeraSun and, assuming due authorization, execution and delivery by each Shareholder, constitutes a legal, valid and binding obligation of VeraSun, enforceable against VeraSun in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution and delivery by VeraSun of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement, will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under, or result in the creation of any Lien on any properties or other assets of VeraSun under, (i) any provision of the Articles of Incorporation or Bylaws of VeraSun (in each case as amended to the date of this Agreement), (ii) any Contract applicable to VeraSun or any of its Subsidiaries or their respective properties or other assets or (iii) subject to the filings and other matters referred to in the last sentence of this Section 2, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to VeraSun or any of its properties or other assets, except in the case of each of clauses (ii) and (iii), as are not, individually or in the aggregate, reasonably likely to (x) have a Material Adverse Effect on VeraSun, (y) impair the ability of VeraSun to perform its obligations under this Agreement or (z) prevent or materially impede or delay the consummation of the transactions contemplated by this Agreement. No consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to VeraSun in connection with the execution and delivery of this Agreement by VeraSun or the consummation by VeraSun of the transactions contemplated by this Agreement except for such filings under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement and except those which are not, individually or in the aggregate, reasonably likely to (x) have a Material Adverse Effect on VeraSun, (y) impair the ability of VeraSun to perform its obligations under this Agreement or (z) prevent or materially impede or delay the consummation of the transactions contemplated by this Agreement.

SECTION 3. Covenants of Each Shareholder. Each Shareholder, severally and not jointly, covenants and agrees during the term of this Agreement as follows:

(a) At any meeting of the shareholders of US BioEnergy called to vote upon the Merger Agreement or the Merger or any of the other transactions contemplated by the Merger Agreement, or at any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger Agreement or the Merger or any of the other transactions contemplated by the Merger Agreement is sought, such Shareholder shall, including by executing a written consent solicitation if requested by VeraSun, vote (or cause to be voted) all the Subject Shares of such Shareholder in favor of the approval of the Merger Agreement and of the Merger and each of the other transactions contemplated by the Merger Agreement. Such Shareholder hereby agrees not to take any action by written consent in any circumstance other than in accordance with this Section 3(a). This Section 3(a) shall be deemed to be a voting agreement within the meaning of and created pursuant to Section 47-1A-731 of the SDBCA.

(b) At any meeting of the shareholders of US BioEnergy or at any adjournment or postponement thereof or in any other circumstances upon which a vote, consent, or other approval is sought (including by written consent), such Shareholder shall vote (or cause to be voted) all the Subject Shares of such Shareholder against any of the following (or any agreement to enter into, effect, facilitate or support any of the following): (i) any US BioEnergy Takeover Proposal, (ii) any reorganization, recapitalization, dissolution, liquidation or winding up of or by US BioEnergy, or (iii) any amendment of US BioEnergy’s Second Amended and Restated Articles of Incorporation or Second Amended and Restated By-laws or other proposal, action or transaction involving US BioEnergy or any of its Subsidiaries or any of its shareholders, which amendment or other proposal, action or transaction could reasonably be expected to prevent or materially impede or delay the consummation of the Merger or the other transactions contemplated by the Merger Agreement or the consummation of the transactions contemplated by this Agreement or to dilute in any material respect the benefits to VeraSun of the Merger and the other transactions contemplated by the Merger Agreement or the transactions contemplated by this Agreement, or change in any manner the voting rights of the US BioEnergy Common Stock (collectively, “Frustrating Transactions”). This Section 3(b) shall be deemed to be a voting agreement within the meaning of and created pursuant to Section 47-1A-731 of the SDBCA.

(c) Other than in accordance with the terms of this Agreement, such Shareholder shall not (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, “Transfer”), or consent to any Transfer of, any Subject Shares or any interest therein or enter into any Contract, option or other arrangement (including any profit sharing or other derivative arrangement) with respect to the Transfer of, any Subject Shares or any interest therein to any person other than pursuant to the Merger Agreement or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, in connection with, directly or indirectly, any US BioEnergy Takeover Proposal or otherwise with respect to the Subject Shares. Such Shareholder shall not commit or agree to take any action inconsistent with the foregoing. Such Shareholder shall not, nor shall such Shareholder permit any entity under its control to, deposit any Subject Shares in a voting trust. Notwithstanding any other provision of this Agreement, each Shareholder may Transfer all or a portion of such Shareholder’s Subject Shares to any other person if such person expressly agrees in writing with VeraSun to be bound by all of the provisions of this Agreement.

(d) Such Shareholder shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement and the Merger Agreement, including, if requested by VeraSun, appearing at any meeting of the shareholders of US BioEnergy or at any adjournment or postponement thereof. Such Shareholder shall not commit or agree to take any action inconsistent with the transactions contemplated by this Agreement or the transactions contemplated by the Merger Agreement.

(e) From and after the date of this Agreement, such Shareholder shall not, and shall not authorize or permit any of its Subsidiaries or affiliates (other than US BioEnergy) or any of its or their Representatives to, directly or indirectly, (i) solicit, initiate, encourage (including by way of furnishing information), or take any other action to facilitate, any inquiries or the making of any proposal that constitutes, an US BioEnergy Takeover Proposal, (ii) enter into any agreement with respect to any US BioEnergy Takeover Proposal or (iii) participate in any discussions or negotiations regarding an US BioEnergy Takeover Proposal. Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in the preceding sentence by any Representative of Shareholder shall be a breach of this Section 3(e) by such Shareholder. Such Shareholder shall immediately cease and cause to be terminated all existing discussions or negotiations with any person conducted heretofore with respect to any US BioEnergy Takeover Proposal and request the prompt return or destruction of all confidential information previously furnished.

(f) Such Shareholder shall not issue any press release or make any other public statement, and shall not authorize or permit any of its Subsidiaries or affiliates (other than US BioEnergy) or any of its or their Representatives to issue any press release or make any other public statement, with respect to the Merger Agreement, this Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement without the prior written consent of VeraSun, except as may be required by applicable law, including any filings required under the Exchange Act.

(g) Such Shareholder hereby waives any appraisal rights with respect to, or rights to dissent from, the Merger that such Shareholder may have, if any.

(h) Each Shareholder hereby covenants and agrees that for a period of 180 days following the Effective Time (the “Lock-Up Period”), such Shareholder shall not Transfer or consent to any Transfer of, any shares of VeraSun Common Stock received by such Shareholder in the Merger with respect to the Subject Shares, or any interest therein, or enter into any Contract, option or other arrangement (including any profit sharing or other derivative arrangement) with respect to the Transfer of, any shares of VeraSun Common Stock received by such Shareholder in the Merger with respect to the Subject Shares or any interest therein to any person (other than VeraSun); provided that the foregoing restriction shall not prohibit the Transfer of an aggregate of up to 200,000 of such shares of VeraSun Common Stock by such Shareholder to a charitable foundation, a charity or a not-for-profit organization. Such Shareholder shall not commit or agree to take any action inconsistent with the foregoing. Notwithstanding the provisions set forth in this Section 3(h), after the Effective Time and during the Lock-Up Period each Shareholder may Transfer shares of VeraSun Common Stock:

(1)	if such Shareholder is a natural person, to any member of such Shareholder’s immediate family, to a trust the beneficiaries of which are exclusively such Shareholder or members of such Shareholder’s immediate family if, in any such case, such transfer is a bona fide gift, or by will or intestate succession;

(2)	pursuant to any order of, or settlement agreement not involving any public sale of such shares or securities, approved by, any court of competent jurisdiction;

(3)	if such Shareholder is a partnership or a limited liability company, to a partner or member, as the case may be, of such partnership or limited liability company so long as the transfer is not for value; and

(4)	if such Shareholder is a corporation, to any wholly-owned subsidiary of such corporation or to any shareholder of such corporation, so long as the transfer is not for value.

provided, however, that in any case referred to in clauses (1) through (4) above, it shall be a condition to the Transfer that the transferee agrees in writing with VeraSun to be bound by this Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of such Shareholder and not to the immediate family of the transferee). For purposes of this paragraph, “immediate family” shall mean a spouse, lineal descendent, father, mother, brother or sister of such Shareholder, including any lineal descendent, brother or sister by adoption. In addition, nothing herein shall prohibit such Shareholder from establishing a trading plan pursuant to Rule 10b5-1 under the Exchange Act, during the Lock-Up Period, provided that no sales or other Transfers occur under such plan during the Lock-Up Period, and no public announcement of any such plan occurs during the Lock-Up Period.

(i) Solely for purposes of the 12-month period referenced in clause (ii) of Section 8, the references to 33 percent in the second “WHEREAS” clause of the preamble hereto shall be reduced to 19.9 percent, and the Subject Shares of each Shareholder shall also be deemed reduced accordingly.

SECTION 4. Grant of Irrevocable Proxy; Appointment of Proxy.

(a) Each Shareholder hereby irrevocably grants to, and appoints, VeraSun and Donald Endres, its Chief Executive Officer, and Danny Herron, its Chief Financial Officer, in their respective capacities as designees of VeraSun, and any individual who shall hereafter succeed to any such office of VeraSun, and each of them individually, such Shareholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Shareholder, to vote all of such Shareholder’s Subject Shares (owned of record or beneficially), or grant a consent or approval or consent in writing in respect of such Subject Shares, (i) in favor of the approval of the Merger Agreement and of the Merger and each of the other transactions contemplated by the Merger Agreement, (ii) against any Alternative Transaction or any Frustrating Transaction and (iii) otherwise in accordance with Section 3 of this Agreement.

(b) Each Shareholder represents that any proxies heretofore given in respect of such Shareholder’s Subject Shares are not irrevocable and that all such proxies are hereby revoked.

(c) Each Shareholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement and that such irrevocable proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Each Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Each Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Each such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 47-1A-722.2 of the SDBCA.

SECTION 5. Further Assurances. Each Shareholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as VeraSun may reasonably request for the purpose of effectuating the matters covered by this Agreement.

SECTION 6. Certain Events. Each Shareholder agrees that this Agreement and the obligations hereunder shall attach to such Shareholder’s Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including such Shareholder’s heirs, guardians, administrators or successors. To the extent necessary to ensure that the aggregate amount of Subject Shares hereunder equals 33 percent of the Total Voting Power from time to time (or, in the event Section 3(i) is applicable, 19.9 percent of the Total Voting Power from time to time), each Shareholder agrees that (i) each certificate representing the Subject Shares shall be inscribed with a legend to such effect, (ii) in the event of any stock split, stock dividend, merger, share exchange, reorganization, recapitalization or other change in the capital structure of US BioEnergy affecting the US BioEnergy Common Stock, or the acquisition of additional shares of US BioEnergy Common Stock or other voting securities of US BioEnergy by any Shareholder, the number of Subject Shares listed on Schedule A hereto beside the name of such Shareholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of US BioEnergy Common Stock or other voting securities of US BioEnergy issued to or acquired by such Shareholder and (iii) in the event of any other acquisition of additional shares of capital stock of US BioEnergy or other voting securities of US BioEnergy by any Shareholder (including through the exercise of any warrants, stock options or similar instruments), the number of Subject Shares listed on Schedule A hereto beside the name of such Shareholder shall be adjusted appropriately. Subject to the limitations set forth in the second “WHEREAS” clause of the preamble hereto, this Agreement and the representations, warranties, covenants, agreements and obligations hereunder shall attach to any additional shares of US BioEnergy Common Stock or other voting securities of US BioEnergy issued to or acquired by any Shareholder (including through the exercise of any warrants, stock options or similar instruments).

SECTION 7. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto, except that VeraSun may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to any direct or indirect wholly owned subsidiary of VeraSun, but no such assignment shall relieve VeraSun of its obligations under this Agreement. Any purported assignment in violation of this Section 7 shall be void. Subject to the preceding sentences of this Section 7, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

SECTION 8. Termination. Except as set forth below, this Agreement shall terminate upon the earliest of (i) the Effective Time; provided that, in the case of this clause (i), Section 3(h), together with this Section 8, Section 9, Section 11, Section 12, Section 13, Section 14 and Section 15, shall survive such termination and continue in full force and effect, (ii) twelve months following the termination of the Merger Agreement (A) if terminated pursuant to Section 7.01(b)(i) or 7.01(b)(iii) thereof in circumstances in which VeraSun is or may become entitled to receive the US BioEnergy Termination Fee, (B) if terminated pursuant to Section 7.01(c) in the event of a willful breach of any covenant or agreement in the Merger Agreement, or (C) if terminated pursuant to Section 7.01(e) or Section 7.01(g) thereof; provided that, in the case of this clause (ii), Section 3(d) shall terminate concurrently with such termination of the Merger Agreement, and (iii) the termination of the Merger Agreement if terminated pursuant to Section 7.01(a), 7.01(b)(ii), 7.01(b)(iv), 7.01(d), 7.01(f) or 7.01(h) thereof. No such termination of this Agreement shall relieve any party hereto from any liability for any breach of any provision of this Agreement prior to termination.

SECTION 9. General Provisions. (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

(b) Notices. All notices, requests, clauses, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, via facsimile (with confirmation) or sent by overnight or same-day courier (providing proof of delivery) to VeraSun in accordance with Section 8.02 of the Merger Agreement and to the Shareholders at their respective addresses set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

(c) Interpretation. When a reference is made in this Agreement to an Article, Section or Exhibit, such reference shall be to an Article or Section of, or an Exhibit to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereby”, “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “date hereof” shall refer to the date of this Agreement. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The term “or” shall not be deemed to be exclusive. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns.

(d) Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other party. The effectiveness of this Agreement shall be conditioned upon the execution and delivery of the Merger Agreement by each of the parties thereto.

(e) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter of this Agreement and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

(f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICT OF LAWS THEREOF EXCEPT TO THE EXTENT THAT THE LAWS OF THE STATE OF SOUTH DAKOTA ARE MANDATORILY APPLICABLE TO THE MERGER; PROVIDED, HOWEVER, THAT THE LAWS OF THE STATE OF SOUTH DAKOTA SHALL GOVERN THE RELATIVE RIGHTS, OBLIGATIONS, POWERS, DUTIES AND OTHER INTERNAL AFFAIRS OF US BIOENERGY, VERASUN AND THEIR RESPECTIVE BOARDS OF DIRECTORS.

SECTION 10. Shareholder Capacity. No person executing this Agreement who is or becomes during the term of this Agreement a director or officer of US BioEnergy makes any agreement or understanding herein in his or her capacity as such director or officer. Each Shareholder signs solely in his or her capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Shareholder’s Subject Shares and nothing herein shall limit or affect any actions taken by a Shareholder in its capacity as an officer or director of US BioEnergy.

SECTION 11. Specific Enforcement; Consent to Jurisdiction. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the United States District Court for the Southern District of New York, or, if such court does not have subject matter jurisdiction, the state courts of New York located in New York County, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties irrevocably agrees that any legal action or proceeding arising out of or related to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any other party hereto or its successors or assigns may be brought and determined in the United States District Court for the Southern District of New York, or, if such court does not have subject matter jurisdiction, the state courts of New York located in New York County, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any action, suit or proceeding relating thereto except in such courts). Each of the parties agrees further to accept service of process in any manner permitted by such court. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or related to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the above-named court for any reason other than the failure lawfully to serve process, (b) that it or its property is exempt or immune from jurisdiction of such court or from any legal process commenced in such court (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by law, that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such court. Notwithstanding the foregoing, each of the parties hereto agrees that each of the other parties shall have the right to bring any action or proceeding for enforcement of a judgment entered by the United States District Court for the Southern District of New York or, if such court does not have subject matter jurisdiction, the state courts of New York located in New York County, or in any other court or jurisdiction.

SECTION 12. Termination of Certain Agreements. At the Effective Time, each of (i) that certain Shareholder’s Agreement, dated as of December 13, 2006 (the “Existing Shareholders Agreement”), by and between US BioEnergy and each of the shareholders of US BioEnergy listed on the signature page thereto and (ii) that certain Subscription Agreement, dated as of November 17, 2005, by and between CHS Inc. and US BioEnergy (including that certain waiver letter, dated as of July 26, 2006, related thereto) shall, without need for further action by any person, terminate and no party to either agreement described in clauses (i) and (ii) above shall have any further rights or obligations thereunder. To the extent that a party to the Existing Shareholders Agreement is an affiliate of a Shareholder, but such party to the Existing Shareholders Agreement is not a signatory hereto, such Shareholder hereby irrevocably consents, on behalf of such affiliate, to the termination of the Existing Shareholders Agreement as provided for hereby.

SECTION 13. Waiver of Jury Trial. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or other proceeding arising out of this Agreement or the transactions contemplated hereby. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 13.

SECTION 14. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

SECTION 15. Absence of Presumption. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event of ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by such parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, VeraSun has caused this Agreement to be signed by its officer thereunto duly authorized and each Shareholder has signed this Agreement, all as of the date first written above.

VERASUN ENERGY CORPORATION

by	/s/ Donald L. Endres
Name:	Donald L. Endres
Title:	President and CEO
Address:

GORDON W. OMMEN

/s/ Gordon W. Ommen
Address:

CAPITALINE ADVISORS, LLC

By:	/s/ Gordon W. Ommen
Name:	Gordon W. Ommen
Title:	Sole Member
Address:

CAPITALINE GENERAL PARTNER, LLC

By:	/s/ Jill Wilts
Name:	Jill Wilts
Title:	Vice President
Address:

CAPITALINE RENEWABLE ENERGY, LP

By:	/s/ Gordon W. Ommen
Name:	Gordon W. Ommen
Title:
Address:

BIRDDOG CAPITAL, LLC

By:	/s/ Gordon W. Ommen
Name:	Gordon W. Ommen
Title:	Sole Member
Address:

ROLAND J. FAGEN

By:	/s/ Roland J. Fagen
Name:	Roland J. Fagen
Title:	Trustee under the Roland J. Fagen 2007 US BioEnergy Term Trust Agreement
Address:

DIANE KATHLEEN FAGEN

/s/ Diane Kathleen Fagen
Address:

PLATTE VALLEY ENERGY, LLC

By:	/s/ Roland J. Fagen
Name:	Roland J. Fagen
Title:	President
Address:

GLOBAL ETHANOL, INC.

By:	/s/ Roland J. Fagen
Name:	Roland J. Fagen
Title:	President
Address:

CHS INC.

By:	/s/ Jay D. Debertin
Name:	Jay D. Debertin
Title:	Chief Operating Officer
Address:

Schedule A

Shareholder	Number of Outstanding Shares of US BioEnergy Common Stock	Percentage of Total Voting Power
Gordon W. Ommen	1,300,891	1.63%
Capitaline Advisors, LLC	510,734	0.64%
Capitaline General Partner, LLC	18,236	0.02%
Capitaline Renewable Energy, LP	48,877	0.06%
BirdDog Capital, LLC	2,307,967	2.90%
Roland J. Fagen	118,768	0.15%
Diane Kathleen Fagan	128,877	0.16%
Ronald and Kathleen Fagan	257,754	0.32%
Platte Valley Energy, LLC	6,591,599	8.29%
Global Ethanol, Inc.	3,221,921	4.05%
CHS Inc.	11,771,138	14.78%
Total	26,276,762	33.0%